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                                                                    EXHIBIT 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CSX Corporation on Form 10-K for the period ending December 26, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Oscar Munoz, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 9, 2004

                                                   /s/ OSCAR MUNOZ
                                          --------------------------------------
                                          Oscar Munoz
                                          Executive Vice President and Chief
                                          Financial Officer